GOLDMAN SACHS TRUST

Class A Shares, Class B Shares, Class C Shares, Institutional Shares and Class IR Shares of the Goldman Sachs Income Builder Fund

(the “Fund”)

Supplement dated February 13, 2013 to the Prospectus dated January 28, 2013 (the “Prospectus”)

Effective immediately, Goldman Sachs Asset Management, L.P., the Fund’s Investment Adviser, has agreed to (i) waive a portion of its management fees in order to achieve an effective net management fee rate of 0.51% as an annual percentage rate of the Fund’s average daily net assets; and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) to 0.004% of the Fund’s average daily net assets.

Accordingly, the following changes to the Fund’s Prospectus are made:

The following replaces in its entirety the “Annual Fund Operating Expenses” table and related footnotes under “Goldman Sachs Income Builder Fund—Summary—Fees and Expenses of the Fund” in the Prospectus:

	Class A	Class B	Class C	Institutional	Class IR
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None	None
Other Expenses	0.54%	0.54%	0.54%	0.39%	0.54%
Total Annual Fund Operating Expenses	1.44%	2.19%	2.19%	1.04%	1.19%
Fee Waiver and Expense Limitation[2]	(0.49)%	(0.49)%	(0.49)%	(0.49)%	(0.49)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation[3]	0.95%	1.70%	1.70%	0.55%	0.70%

[2]	The Investment Adviser has agreed to (i) waive a portion of its management fees in order to achieve an effective net management rate of 0.51% as an annual percentage rate of average daily net assets of the Fund; and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) to 0.004% of the Fund’s average daily net assets. These arrangements will remain in effect through at least February 28, 2014, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. The Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Fund.
[3]	The Fund’s “Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation” have been restated to reflect the fee waiver and expense limitation currently in effect.

The following replaces in its entirety the table under “Goldman Sachs Income Builder—Summary—Expense Example” in the Prospectus:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$642	$935	$1,250	$2,139
Class B Shares
- Assuming Complete redemption at end of period	$673	$938	$1,330	$2,295
- Assuming no redemption	$173	$638	$1,130	$2,295
Class C Shares
- Assuming Complete redemption at end of period	$273	$638	$1,130	$2,485
- Assuming no redemption	$173	$638	$1,130	$2,485
Institutional Shares	$56	$282	$526	$1,227
Class IR Shares	$72	$329	$607	$1,400

The following replaces in its entirety the footnote accompanying the table under “Service Providers—Management Fees and Other Expenses” in the Prospectus:

*	Effective February 13, 2013, the Investment Adviser has agreed to waive a portion of its management fees in order to achieve an effective net management fee rate of 0.51% as an annual percentage rate of the average daily net assets of the Income Builder Fund. This arrangement will remain in effect through at least February 28, 2014, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The management fee waiver may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so.

The following replaces in its entirety the first sentence of the last paragraph under “Service Providers—Management Fees and Other Expenses” in the Prospectus:

The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) to 0.004% and 0.014% of average daily net assets for the Income Builder Fund and the Rising Dividend Growth Fund, respectively, through at least February 28, 2014, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

This Supplement should be retained with your Prospectus for future reference.

DIVINCMFSTK 02-13